Exhibit 21

SUBSIDIARIES	NAMES UNDER	STATE OR OTHER
OF THE	WHICH SUBSIDIARIES	JURISDICTION
REGISTRANT	DO BUSINESS	OF INCORPORATION
African HHB Limited	Same	Liberia

African HHB Shipping Limited	Same	Bahamas

African Jacaranda Shipping Ltd.	Same	Liberia

African Joseph R Shipping Ltd.	Same	Liberia

African Juniper Shipping Ltd.	Same	Liberia

African Kalmia Limited	Same	Liberia

African Kalmia Shipping Limited	Same	Bahamas

African Lily Limited	Same	Liberia

African Lily Shipping Limited	Same	Bahamas

African Magnolia Limited	Same	Liberia

African Magnolia Shipping Limited	Same	Bahamas

African Ship Holdings Limited	Same	Bahamas

Agencia Maritima del Istmo, S.R.L.	Same	Costa Rica

Agencias Generales Conaven, C.A.	Conaven	Venezuela

Almacenajes del Istmo, S.A.	Same	Panama

BB Kansas Holdings, Inc.	Same	Kansas

Beira Grain Terminal, S.A.	Same	Mozambique

Borisniak Corp.	Same	Panama

Cape Fear Railways, Inc.	Same	North Carolina

Caravel Holdings LLC	Same	Delaware

Carolina Food Ingredients, S. de R.L. de C.V.	Same	Mexico

Cayman Freight Shipping Services, Ltd.	Same	Cayman Islands

Chestnut Hill Farms Honduras, S. de R.L. de C.V.	Same	Honduras

Compania Inversora de Salta, S.A.	Same	Argentina

CONEMY Holding Company, Ltd.	Same	Bermuda

Corporacion Alto Valle, S.A.S.	ALVASA	Dominican Republic

Daily's Holding Company, Inc.	Same	Delaware

Dalian Sino Fortune Trading Co., Ltd.	Same	China

Eurafrique S.A.M.	Same	Monaco

Fill-More Seeds Inc.	Same	Saskatchewan

Flour Mills of Ghana Limited	Same	Ghana

Ghana Holdings Limited	Same	Bermuda

Guyana Rice Holdings Limited	Same	Bahamas

H and O Shipping Limited(1)	Same	Liberia

High Plains Transport LLC	Same	Oklahoma

I.A.G. (Zambia) Limited	Same	Zambia

InterAfrica Grains (Proprietary) Ltd.	Same	Republic of South Africa

InterAfrica Grains Ltd.	Same	Bermuda

Inversiones Cuenca, Ltda. de C.V.	Same	El Salvador

SUBSIDIARIES	NAMES UNDER	STATE OR OTHER
OF THE	WHICH SUBSIDIARIES	JURISDICTION
REGISTRANT	DO BUSINESS	OF INCORPORATION
Inversiones y Servicios Diversos, S.A.	INVERSA	Guatemala

Jacintoport International LLC	Same	Texas

JP LP, LLC	Same	Delaware

Les Grands Moulins d’Abidjan S.A.	Same	Ivory Coast

Les Grands Moulins de Dakar S.A.	Same	Senegal

Les Grands Moulins de Pointe-Noire	GMPN	Republic of Congo

Les Moulins de Madagascar, S.A.R.L.	Same	Madagascar

Maple Creek Farms, LLC	Same	Kansas

Merriam Financial Services, Ltd.	Same	Bermuda

Merriam International Finance, S.L.U.	Same	Spain

Mission Funding L.L.C.	Same	Delaware

Mission Insurance Corporation	Same	Oklahoma

Mobeira, SARL	Same	Mozambique

Molinos Champion, S.A.	MOCHASA	Ecuador

Mount Dora Farms de Honduras, S.R.L.	Same	Honduras

Mount Dora Farms Inc.	Same	Florida

National Feed Company Limited	Same	Zambia

National Milling Company of Guyana, Inc.	NAMILCO	Guyana

National Milling Corporation Limited	Same	Zambia

Paramount Holdings Ltd.	Same	Bermuda

Paramount Mills (Pty) Ltd.	Same	Republic of South Africa

Pativoire S.A.	Same	Ivory Coast

Prize Milling (PTY) Ltd.	Same	Republic of South Africa

PS International Canada Corp.	Same	Nova Scotia

PS International, LLC	Same	Delaware

PS International S.A.	Same	Argentina

PSI Canada Holdings, LLC	Same	Delaware

PSI Global Exports, Inc.	Same	Delaware

PSI Guyana Inc.	Same	Guyana

RCF 5 & 2 Holdings, LLC	Same	Delaware

Refined Coal Holdings LLC	Same	Kansas

Refined Coal Holdings 2 LLC	Same	Kansas

Representaciones Maritimas y Aereas S.A.	REMARSA	Guatemala

S.B.D. LLC	Same	Delaware

SB Cayman Holdings Ltd.	Same	Cayman Islands

SB Power Solutions Inc.	Same	Delaware

SBD Power Holdings Ltd.	Same	Cayman Islands

Sea – Hawk, Inc.	Same	Kansas

Sea Cargo, S.A.	Same	Panama

Seaboard Atlantic Ltd.	Same	Liberia

SUBSIDIARIES	NAMES UNDER	STATE OR OTHER
OF THE	WHICH SUBSIDIARIES	JURISDICTION
REGISTRANT	DO BUSINESS	OF INCORPORATION
Seaboard Botswana Holdings Limited	Same	Bahamas

Seaboard Brazil Holdings Ltd.	Same	Bermuda

Seaboard Bulk Services, Ltd.	Same	Bermuda

Seaboard Colombia, Ltd.	Same	Bermuda

Seaboard de Colombia, S.A.	Same	Colombia

Seaboard de Nicaragua, S.A.	Same	Nicaragua

Seaboard Energias Renovables y Alimentos S.R.L.	Same	Argentina

Seaboard Energy California, LLC	Same	Delaware

Seaboard Energy Kansas, LLC	Same	Kansas

Seaboard Energy Marketing, Inc.	Same	Oklahoma

Seaboard Energy Missouri, LLC	Same	Missouri

Seaboard Energy Oklahoma, LLC	Same	Oklahoma

Seaboard Energy Renewables, LLC	Same	Delaware

Seaboard Energy, LLC	Same	Delaware

Seaboard Explorer Ltd.	Same	Liberia

Seaboard Foods LLC	Same	Oklahoma

Seaboard Foods Holdings, LLC	Same	Delaware

Seaboard Foods of Iowa, LLC	Same	Delaware

Seaboard Foods of Missouri, Inc.	Same	Missouri

Seaboard Foods Services Inc.	Same	Kansas

Seaboard Freight & Shipping Jamaica Limited	Same	Jamaica

Seaboard GPN Ltd.	Same	Bermuda

Seaboard Grain of Iowa, LLC	Same	Iowa

Seaboard Guyana Ltd.	Same	Bermuda

Seaboard Holdings Ltd.	Same	Bermuda

Seaboard Holdings Ltd.	Same	British Virgin Islands

Seaboard Honduras S. De R.L. de C.V.	Same	Honduras

Seaboard International Holdings Ltd.	Same	Bermuda

Seaboard Kansas Holdings, Inc.	Same	Kansas

Seaboard Latin America Holdings, Ltd.	Same	Bermuda

Seaboard Logistics, LLC	Same	Kansas

Seaboard Marine (Trinidad) Limited	Same	Trinidad

Seaboard Marine Bahamas, Ltd.	Same	Bahamas

Seaboard Marine Ltd.(2)	Same	Liberia

Seaboard Marine of Haiti S.A.	Same	Haiti

Seaboard Marine of Florida, Inc.	Same	Florida

Seaboard MOZ Limited	Same	Bermuda

Seaboard Overseas (IOM) Ltd.	Same	Isle of Man

Seaboard Overseas (Kenya) Limited	Same	Kenya

Seaboard Overseas Colombia Ltda.	Same	Colombia

SUBSIDIARIES	NAMES UNDER	STATE OR OTHER
OF THE	WHICH SUBSIDIARIES	JURISDICTION
REGISTRANT	DO BUSINESS	OF INCORPORATION
Seaboard Overseas Limited	Same	Isle of Man

Seaboard Overseas Management Company, Ltd.	Same	Bermuda

Seaboard Overseas Peru S.A.	Same	Peru

Seaboard Overseas Singapore Pte. Ltd.	Same	Singapore

Seaboard Overseas Trading and Shipping (Proprietary) Limited	Same	Republic of South Africa

Seaboard Patriot Ltd.	Same	Liberia

Seaboard Pioneer Ltd.	Same	Liberia

Seaboard Power Management Inc.	Same	Florida

Seaboard Pride Ltd.	Same	Liberia

Seaboard Solutions de Honduras S.R.L.	Same	Honduras

Seaboard Solutions, Inc.	Same	Delaware

Seaboard Solutions of Haiti S.A.	Same	Haiti

Seaboard Special Crops India Private Limited	Same	India

Seaboard Sun Ltd.	Same	Liberia

Seaboard Transport Canada, Inc.	Same	Delaware

Seaboard Transport LLC	Same	Oklahoma

Seaboard Uruguay Holdings Limited	Same	Bahamas

Seaboard Venture Limited	Same	Bermuda

Seaboard Victory Ltd.	Same	Cayman Islands

Seaboard Voyager Ltd.	Same	Bermuda

Seaboard Zambia Ltd.	Same	Bermuda

Seaboard Zambia Milling Holdings Ltd.	Same	Bahamas

SEADOM, S.A.S.	Same	Dominican Republic

SeaFin Holdings Limited	Same	Bermuda

SeaMaritima, S.A. de C.V.	Same	Mexico

SeaRice Caribbean Inc.	Same	Guyana

SeaRice Guyana, Inc.	Same	Guyana

SeaRice Limited	Same	Bermuda

Secuador Limited	Same	Bermuda

SEEPC (Nigeria) Ltd.	Same	Nigeria

Sermarin Servicios Maritimos Intermodales, C.A.	Same	Venezuela

Shawnee Funding, Limited Partnership	Same	Delaware

Shawnee GP LLC	Same	Delaware

Shawnee Leasing LLC	Same	Oklahoma

Shawnee LP LLC	Same	Delaware

Shilton Limited	Same	Cayman Islands

Showlands Investments (Pty) Ltd.	Same	Republic of South Africa

Societe Mediterraneenne de Transports	SOMETRA	Monaco

SSI Ocean Services, Inc.	Same	Florida

STI Holdings Inc.	Same	Oklahoma

SUBSIDIARIES	NAMES UNDER	STATE OR OTHER
OF THE	WHICH SUBSIDIARIES	JURISDICTION
REGISTRANT	DO BUSINESS	OF INCORPORATION
Sunglo Limited	Same	Bermuda

TFL Life Foods Limited	Same	Nigeria

Transcontinental Capital Corp. (Bermuda) Ltd.	TCCB	Bermuda

United African Grain (IOM) Limited	Same	Isle of Man

United African Grain Limited	Same	Zambia

United African Grain Ltd.	Same	Bermuda

Vinprom Carib Holdings Limited	Same	St. Lucia

Vinprom Holdings, LLC	Same	Delaware

1 Owns twelve foreign ship holding company subsidiaries

2 Owns six foreign ship holding company subsidiaries